                   Supplement dated September 9, 1999 to the
              Prospectus for Pacific Select Fund dated May 1, 1999

  This supplement changes the Fund's prospectus to reflect the following:

  1. On October 1, 1999, the Growth Portfolio will become available for certain variable annuity contracts issued by Pacific Life Insurance Company and Pacific Life & Annuity Company;

  2. The Fund's Board of Trustees has approved the following measures that, if approved by shareholders of record, would cause:

    . Alliance Capital Management L.P. to become the portfolio manager of the Emerging Markets Portfolio effective January 1, 2000.

    . The Fund to continue to engage Bankers Trust Company as the portfolio manager for the Equity Index Portfolio now that Bankers Trust has become an indirect subsidiary of Deutsche Bank A.G. Bankers Trust is expected to manage the Equity Index Portfolio through December 31, 1999. (The sole shareholder of the Small-Cap Index Portfolio already approved a new portfolio management agreement with Bankers Trust under its new ownership.)

    . Mercury Asset Management US to become the portfolio manager of the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

    . The Fund to increase the advisory fee that the Equity Index Portfolio pays to Pacific Life from an annual rate of 0.25% of average daily net assets that scales down at certain breakpoints to a flat rate of 0.25% (no breakpoints) effective January 1, 2000.

    . The Fund to adopt a "brokerage enhancement plan" that would allow the Fund to direct brokerage transactions for the purchase or sale of portfolio securities to particular broker-dealers in exchange for certain benefits or credits designed to promote the distribution of the Fund's shares.

  3. On or around September 22, 1999, Alliance Capital Management L.P., portfolio manager of the Aggressive Equity Portfolio and proposed portfolio manager of the Emerging Markets Portfolio, will undergo a reorganization. The reorganization is not expected to result in a change in day-to-day management of the Aggressive Equity Portfolio.

  On August 27, 1999, the Fund's Board unanimously approved the matters described in 1 and 2 below. The first change discussed below will go into effect on October 1, 1999. The changes described in 2 below were approved by the Board and will go into effect only if they are approved by shareholders. A special meeting of shareholders of record as of September 9, 1999 is scheduled for October 28, 1999 to vote on these and other matters concerning the Fund.

1. The Growth Portfolio will be available to certain Pacific Life variable annuity contracts

  On October 1, 1999, the Growth Portfolio will be available to Pacific Select Variable Annuity, Pacific Portfolios, Pacific One and Pacific Value variable annuity contracts issued by Pacific Life. The Growth Portfolio will also be available to Pacific Portfolios contracts issued by Pacific Life & Annuity Company.

2. Matters requiring shareholder approval:

  (a) Alliance Capital Management L.P. will become the portfolio manager of the Emerging Markets Portfolio effective January 1, 2000, if approved by shareholders

  If approved by shareholders, Alliance Capital Management L.P. will become the portfolio manager for the Emerging Markets Portfolio on January 1, 2000. At its August 27th meeting, the Fund Board unanimously approved a portfolio management agreement for Alliance Capital to become the new portfolio manager. This approval was granted after consideration of, among other factors, a recommendation by Pacific Life and Alliance Capital's experience in investing in emerging market countries.

  Alliance Capital currently serves as portfolio manager to the Fund's Aggressive Equity Portfolio and to other mutual funds. For additional information about Alliance Capital, see the prospectus and information below (Item 3) concerning an upcoming reorganization of the firm.

  Who would manage the portfolio if shareholders approve the proposal?

  Edward D. Baker III, Senior Vice President at Alliance Capital, would be the primary portfolio manager. Mr. Baker has over 23 years of experience in the investment management industry and has been at Alliance Capital since 1995. He is the head of the emerging markets equity portfolio management team and he coordinates the investment activities of Alliance Capital's non-U.S. joint ventures. He is Chairman of Alliance Capital Management Australia, Chairman and CEO of Alliance Capital Management Canada and Vice Chairman of Alliance Capital Investment Trust Management Co. in Japan. He is also a member of the Board of Directors of New Alliance in Hong Kong. Prior to joining Alliance Capital in 1995, Mr. Baker worked for BARRA, Inc., an investment technology firm. Mr. Baker is supported by a team of four other portfolio managers, each of whom has experience in investing in emerging market countries.

  Advisory and portfolio management fees

  If Alliance Capital becomes the portfolio manager of the Emerging Markets Portfolio, there would be no change in the advisory fee rate the Fund pays Pacific Life, or in the portfolio management fee rate Pacific Life pays the current portfolio manager.

  What the portfolio invests in

  If Alliance Capital becomes the portfolio manager of the Emerging Markets Portfolio, the portfolio's existing investment objective of long-term growth of capital will stay the same. The portfolio would continue to invest in equity securities of companies that are located in countries generally regarded as "emerging market" countries. However, Alliance Capital will likely implement an investment style that is somewhat different than the investment style used by the current portfolio manager. This change in investment styles may result in some changes in the portfolio and its holdings.

  If Alliance Capital becomes the portfolio manager, it expects to allocate portfolio investments among three broad geographical regions: Asia, Latin America, and Eastern Europe/Middle East/Africa. Alliance Capital normally allocates assets among these regions in amounts that approximate the weightings of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, although the portfolio manager may deviate from the index if it believes there is an investment opportunity or for defensive reasons.

  Alliance Capital seeks to purchase shares of companies with superior growth at attractive prices. It uses fundamental company analysis to try to identify opportunities for increasing earnings growth and good return on equity, and favors companies whose stocks trade at attractive valuations relative to their global or regional peers. Alliance Capital pays attention to corporate governance, and prefers management teams that have a track record for increasing shareholder value.

  Significant portfolio turnover may occur in connection with the restructuring of the portfolio's holdings to reflect the new portfolio management style. This may result in increased transactional costs to the portfolio.

      Prior Performance of comparable accounts managed by Alliance Capital

This chart shows you the performance of the Fund's Emerging Markets Portfolio. It also shows you the historical performance of a composite of comparable accounts managed by Alliance Capital and the performance of that composite adjusted to reflect the expenses of the Emerging Markets Porfolio.

Annual total returns since 1992 for the periods ending December 31 and average annual total returns for the periods ending June 30, 1999

                                           Alliance Emerging
                                            Markets Equity
                                        Composite, Adjusted to
                    Alliance Emerging   Reflect Expenses of the
                      Markets Equity       Emerging Markets       Emerging Markets   MSCI Emerging Markets
       Year            Composite/1/        Portfolio (%)/2/         Portfolio/3/          Free Index
----------------------------------------------------------------------------------------------------------
       1999/4/             40.83                 40.71                  29.92                39.87
       1998               (28.85)               (29.52)                (26.83)              (25.34)
       1997                (9.35)                (9.88)                 (1.69)              (11.58)
       1996                21.38                 20.35                  (3.23)                6.03
       1995                (4.04)                (4.52)                   --                 (5.21)
       1994               (13.12)               (13.68)                   --                 (7.32)
       1993                63.44                 63.44                    --                 74.84
       1992                16.38                 16.05                    --                 11.41
----------------------------------------------------------------------------------------------------------
   Time Period     Average Annual Total  Average Annual Total   Average Annual Total Average Annual Total
  (thru 6/30/99)        Return (%)            Return (%)             Return (%)           Return (%)
----------------------------------------------------------------------------------------------------------
      1 year               18.21                 17.91                   9.25                28.71
     3 years               (3.17)                (3.65)                 (3.89)               (4.00)
     5 years                1.86                  1.32                    --                 (0.83)
 Since Inception            8.25                  7.86                    --                  6.56
    (10/01/91)

  The chart above shows the historical performance of a composite of two advisory accounts (with a market value of approximately U.S. $407 million as of 6/30/99), calculated according to the standards set by the Association for Investment Management and Research (AIMR). The accounts have investment objectives, policies and strategies that are substantially similar to those of the Emerging Markets Portfolio. However, the accounts in the composite were not subject to the requirements of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected the performance.

  The first column shows performance of Alliance Emerging Markets Equity Composite after the deduction of investment management fees. The fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds and which the Emerging Markets Portfolio pays. If these fees were included, returns would be lower.

  The second column shows the gross performance of the Alliance Composite adjusted to reflect the fees and expenses of the Emerging Markets Portfolio.
-------
/1/Composite results are asset weighted and calculated on a monthly basis.
   Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

/2/In calculating returns, the Emerging Markets Portfolio's actual expense rates were used for 1996 to present; and the 1997/98 expense rate was used for prior years.

/3/The portfolio commenced operations on April 6, 1996. The average annual total return since inception through June 30, 1999 was (3.04%).

/4/Total returns through June 30, 1999, not annualized.

  The third column shows the actual performance of the Emerging Markets
Portfolio.

  The fourth column shows the performance of the MSCI Emerging Markets Free Index, an index that currently consists of approximately 879 stocks from approximately 26 emerging market countries. Results include reinvested dividends.

  This composite information shows the historical track record of the proposed portfolio manager and is not intended to imply how the Emerging Markets Portfolio will perform under Alliance Capital's management.

  The returns do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

  (b) The Fund, on behalf of the Equity Index Portfolio, would continue to engage Bankers Trust Company under a new portfolio management agreement, if approved by shareholders

  The shareholders of the Equity Index Portfolio will be asked to approve a new portfolio management agreement among the Fund (on behalf of the Portfolio), Pacific Life, and Bankers Trust.

  Shareholder approval of a new agreement will be sought because of the merger involving Bankers Trust Corporation, Bankers Trust's parent company, and Deutsche Bank A.G. ("Deutsche Bank"), in which Bankers Trust became an indirect subsidiary of Deutsche Bank. The merger may have resulted in a change of control of Bankers Trust. Under federal securities laws, this may have caused a technical assignment of the portfolio management agreement for each index portfolio, so that new agreements would be needed.

  Though the merger occurred on June 4, 1999, Bankers Trust was granted an exemptive order by the Securities and Exchange Commission permitting Bankers Trust to continue to manage portfolios until November 1, 1999 without shareholder approval. By that time, a new portfolio management agreement must be approved by shareholders or Bankers Trust may not continue to serve as portfolio manager. There are no material differences between the former and new portfolio management agreements with Bankers Trust.

  If approved by shareholders, the new portfolio management agreement would continue in effect (subject to the Fund Board's required annual renewal) unless terminated. At its May 24th meeting, the Fund Board approved the new portfolio management agreement. It is expected that the agreement will be in effect through December 31, 1999. (The sole shareholder of the Small-Cap Index Portfolio already approved the new portfolio management agreement with Bankers Trust.)

  (c) Mercury Asset Management US will become the portfolio manager of the Equity Index Portfolio and Small-Cap Index Portfolio on January 1, 2000, if approved by shareholders

  If approved by shareholders, Mercury Asset Management US will become the portfolio manager for the Equity Index and the Small-Cap Index Portfolios on January 1, 2000. At the August 27th meeting, the Board unanimously approved a new portfolio management agreement for Mercury to become the new portfolio manager of the Equity Index and Small-Cap Index Portfolios. This approval was granted after consideration of, among other factors, a recommendation by Pacific Life and the experience of Mercury's Quantitative Strategy Division investment professionals in managing index funds.

  Mercury is a subsidiary of Merrill Lynch & Company, Inc. ("Merrill"). Merrill's Asset Management Group ("AMG") is the world's third largest active global investment management organization, managing $516 billion in assets as of June 30, 1999. AMG offers a broad range of investment services to many diversified market segments. AMG is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Asset Management US. Mercury/AMG have a dedicated Quantitative Strategies Division, which includes a five-member senior management team from Bankers Trust Structured Investment Management Group, which had been responsible for portfolio management of the Fund's Equity Index and Small-Cap Index Portfolios since January 30, 1991 and January 1, 1999, respectively, until July 2, 1999.

Portfolio Management Fee

  If the new portfolio management agreement is approved by shareholders, there would be no change in the portfolio management fee rate paid by Pacific Life to Mercury from the fee currently paid to Bankers Trust.

Mercury's Management Style

  The investment objective and policies of each portfolio will remain the same if shareholders of the Index Portfolios approve the new portfolio management agreement with Mercury. A five-member senior management team and certain other investment professionals who worked at Bankers Trust have now become affiliated with Mercury. They plan to manage the Portfolios the same way they managed while employed at Bankers Trust. Therefore, investment styles and techniques are not expected to change.

  (d) The Fund will amend its advisory agreement with Pacific Life, so that Pacific Life's advisory fee for the Equity Index Portfolio will eliminate break points in the fee structure, if approved by shareholders

  The Fund's Board approved an amendment to the advisory agreement for the Equity Index Portfolio so that the investment advisory fee to be paid to Pacific Life would increase to a flat fee at an annual rate of 0.25% of average daily net assets. (Currently, the first $100 million in average daily net assets is charged at the 0.25% rate, the next $100 million at 0.20%, and the excess over $200 million at 0.15%). If approved by the shareholders of the Equity Index Portfolio, the new advisory fee will go into effect on January 1, 2000.

  In approving the amendment to the advisory agreement, and in recommending that shareholders vote affirmatively, the Board concluded that the compensation to be paid to Pacific Life would be fair and reasonable.

  (e) If approved by shareholders, the Fund will adopt a brokerage enhancement plan

  If approved by shareholders, the Fund will adopt a brokerage enhancement plan. Under the plan, the Fund would be authorized to direct Pacific Life and each of the Fund's portfolio managers to allocate brokerage transactions to particular brokers or dealers to help promote the distribution of the Fund's shares. The plan is not expected to increase fees or costs to the Fund or the Portfolios. In return for directing brokerage transactions to certain brokers and dealers, the Fund would receive brokerage credits or other benefits or services. Through the Fund's distributor, Pacific Mutual Distributors, Inc., the Fund could use these credits with broker-dealers to help obtain certain distribution-related activities or services that are intended to result directly, or indirectly, in the sale of Fund shares. These credits generally will not take the form of a cash payment or a rebate to the Fund, but rather as a "credit" towards another service or benefit provided by a broker or dealer such as, (but not limited to), the ability to promote the Fund at a conference or meeting sponsored by the broker-dealer.

  If the plan is approved, the granting of brokerage credits may be considered by a portfolio manager or the adviser in allocating brokerage. In any event, a portfolio manager or the adviser is always free to consider the sale of Fund shares or variable contracts in allocating brokerage.

3. Reorganization of Alliance Capital Management L.P.

  Alliance Capital Management L.P. ("Alliance I"), portfolio manager of the Aggressive Equity Portfolio and proposed portfolio manager of the Emerging Markets Portfolio, has advised the Fund that the Board of Directors of Alliance Capital Management Corporation, general partner of Alliance I, has approved a technical reorganization of Alliance I, which will be submitted to Alliance I's unitholders for their approval at a special meeting to be held on September 22, 1999.

  The reorganization will involve Alliance I transferring its business to a newly-formed private limited partnership, Alliance Capital Management L.P. II ("Alliance II"), in exchange for limited partnership interests in Alliance II. After the reorganization, Alliance II will conduct the business of Alliance I without change in management or employee responsibilities and will be the investment adviser to the clients currently serviced by Alliance I. Alliance I's principal asset will be its interest in Alliance II. Alliance I will remain publicly-traded on the New York Stock Exchange and will function solely as a holding company through which public unitholders will continue to own an indirect interest in Alliance II's business. Immediately after the reorganization, Alliance I will change its name to "Alliance Capital Management Holding L.P." and Alliance II will assume the name "Alliance Capital Management L.P." Alliance Capital Management Corporation, Alliance I's general partner, will also become the general partner of Alliance II.

  Alliance I has advised that the reorganization will not result in a change in the day-to-day management of the persons providing advice to Alliance I clients, and all current Alliance I employees, including those providing investment advice, will become employees of Alliance II without change in responsibilities. The Equitable Life Assurance Society of the United States (Equitable) will retain its interest in Alliance I's general partner. Equitable is a wholly-owned subsidiary of AXA Financial, Inc. (formerly known as The Equitable Companies Incorporated). The investment advisory business presently conducted by Alliance I will be conducted unchanged by Alliance II.

                           *   *   *   *   *   *   *

                     Supplement dated September 9, 1999 to
           Statement of Additional Information dated May 1, 1999 for
                              Pacific Select Fund


     Effective October 1, 1999, the Growth Portfolio is available to all Pacific Select Variable Annuity Contracts, and Pacific One, Pacific Portfolios, and Pacific Value Variable Annuity Contracts.